EXHIBIT 99 - CONTENT OF YEAR-END EARNINGS ANNOUNCEMENT


          THE SAVANNAH BANCORP REPORTS EARNINGS INCREASE OF 24 PERCENT
                    FOR 2004 AND QUARTERLY DIVIDEND INCREASE

SAVANNAH, Ga.--(BUSINESS WIRE)--Jan. 28, 2005--The Savannah Bancorp (Nasdaq:
SAVB) reported record net income of $5,736,000 in 2004 compared with net income of $4,644,000 in 2003, an increase of 24 percent. Net income per diluted share was $1.36 for 2004 and $1.11 in 2003, an increase of 23 percent. These earnings represent a return of 15.04 percent on average equity and 1.03 percent on average assets for 2004. All per share amounts reflect the effect of a 5-for-4 stock split in the form of a 25 percent stock dividend distributed on December 20, 2004.

Net income for the fourth quarter 2004 was $1,775,000, up 49 percent from $1,192,000 in the fourth quarter 2003. Net income per diluted share was 42 cents compared to 28 cents per share in 2003, an increase of 50 percent.

Total assets increased 29 percent to $617 million at December 31, 2004, up from $477 million a year earlier. $75 million in asset growth is attributable to the Harbourside mortgage division, a loan production office located on Hilton Head Island, SC, which commenced operations in October, 2003. Loans, excluding $27 million in loans held for sale, totaled $500 million compared with $387 million one year earlier, an increase of 29 percent. The increase included loan growth of $58 million in the Harbourside division. Deposits totaled $506 million, including $87 million of brokered deposits, at December 31, 2004 and $389 million at December 31, 2003, an increase of 30 percent. There were no brokered deposits in 2003.

Average total assets increased 25 percent to $557 million in 2004 from $444 million in 2003. Average portfolio loans were $441 million compared with $356 million in 2003, an increase of 24 percent. Average deposits were $448 million in 2004 and $365 million in 2003, an increase of 23 percent.

Net interest income increased 25 percent, noninterest income increased 21 percent and noninterest expenses increased 22 percent in 2004 compared to 2003. Earnings growth rates continue to improve relative to prior periods due primarily to higher asset growth, the stabilization of net interest margin due to rising rates and enhanced operating efficiencies. Excluding the Harbourside division, net interest income increased 15 percent, noninterest income increased
1.7 percent, noninterest expense increased 9.5 percent and net income increased 26 percent.

Nonperforming loans declined to $538,000, or 0.11 percent of total loans at December 31, 2004, from $598,000, or 0.15 percent of total loans at December 31, 2003. Net loan losses for 2004 were $128,000, or 0.03 percent of average loans, compared to $306,000, or 0.09 percent in 2003.

"It is exciting and rewarding to begin to see the results of plans and processes which our company has developed and implemented over the past couple of years. Despite a significant increase in competition, our team of bankers continues to produce strong growth and profits in all areas of our company. We are grateful for their loyalty, support and commitment to our mission," said G. Mike Odom, Jr, Chief Executive Officer, and John C. Helmken II, President, in a joint statement.

On January 25, 2005, the Board of Directors declared a quarterly cash dividend of 13.5 cents per share, an increase of 2.3 percent from the prior quarter. The dividend is payable on February 22, 2005 to shareholders of record on February 7, 2005.

The Savannah Bancorp, Inc. is a bank holding company for The Savannah Bank, N.A. and Bryan Bank & Trust (Richmond Hill, Georgia). The Company has five banking locations in Savannah and one in Richmond Hill. Additionally, the Company operates Harbourside Mortgage Company, a division of The Savannah Bank, N.A. a loan production office on Hilton Head Island, South Carolina. The Savannah Bancorp, Inc.'s Corporate Website at www.savb.com contains comprehensive historical and current financial information on the Company.

Forward-Looking Statements

     This press release may contain statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements regarding future expectations or events. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations.

Attachments

A well-formatted printable PDF format of this entire Annual Earnings Release may be obtained from the Corporate Website at www.savb.com under the "SEC Filings and More" link and the "Latest Earnings Release" selection.

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                       FOURTH QUARTER FINANCIAL HIGHLIGHTS
                           DECEMBER 31, 2004 AND 2003
                       (thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------
BALANCE SHEET DATA AT DECEMBER 31               2004          2003      % Change
--------------------------------------------------------------------------------
Total assets                                $617,341      $476,865            29
Interest-earning assets                      593,035       449,025            32
Loans                                        499,868       386,731            29
Allowance for loan losses                      6,389         5,067            26
Nonperforming assets                             998         1,525          (35)
Deposits                                     506,120       389,146            30
Interest-bearing liabilities                 488,546       360,817            35
Shareholders' equity                          40,071        36,771           9.0
Allowance for credit losses to
 total loans                                    1.28%         1.31%        (2.3)
Nonperforming assets to total
 loans and OREO                                 0.20%         0.39%         (49)
Loan to deposit ratio                          98.76%        99.38%        (0.6)
Equity to assets                                6.49%         7.71%         (16)
Tier 1 capital to risk-weighted
 assets                                        10.05%        10.60%        (5.2)
Total capital to risk-weighted
 assets                                        11.30%        11.85%        (4.6)
Outstanding shares    (a)                      4,112         4,103           0.2
Book value per share    (a)                  $  9.74       $  8.96           8.7
Market value per share    (a)                $ 27.05       $ 23.20            17

PERFORMANCE DATA FOR THE YEAR                   2004          2003      % Change
--------------------------------------------------------------------------------
Net income                                    $5,736        $4,644            24
Return on average assets                        1.03%         1.05%        (2.0)
Return on average equity                       15.04%        12.99%          16
Net interest margin                             3.86%         3.91%        (1.3)
Efficiency ratio                               58.47%        59.40%        (1.6)

Per share data:   (a)
Net income - basic                            $ 1.40        $ 1.13            24
Net income - diluted                          $ 1.36        $ 1.11            23
Dividends                                     $0.524        $0.508           3.1

Average shares:    (a)
Basic                                          4,109         4,103           0.1
Diluted                                        4,209         4,181           0.7

PERFORMANCE DATA FOR THE FOURTH
 QUARTER                                        2004          2003      % Change
--------------------------------------------------------------------------------
Net income                                    $1,775        $1,192            49
Return on average assets                        1.16%         1.01%          15
Return on average equity                       17.84%        12.95%          38
Net interest margin                             4.00%         3.86%         3.6
Efficiency ratio                               55.94%        60.24%        (7.1)

Per share data:   (a)
Net income - basic                            $ 0.43        $ 0.29            48
Net income - diluted                          $ 0.42        $ 0.28            50
Dividends                                     $0.132        $0.128           3.1

Average shares:  (a)
Basic                                          4,112         4,103           0.2
Diluted                                        4,225         4,194           0.7

(a) share and per share amounts have been restated to reflect the effect of a 5-for-4 stock split in December 2004

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           December 31, 2004 and 2003
                       (thousands, except per share data)

                                                                 December 31,
                                                             2004           2003
--------------------------------------------------------------------------------
Assets
Cash and due from banks                                  $ 11,164       $ 16,695
Federal funds sold                                         12,521          2,291
Interest-bearing deposits in banks                         13,211         11,987
--------------------------------------------------------------------------------
     Cash and cash equivalents                             36,896         30,973
Securities available for sale, at fair value
 (amortized cost of $41,196 in 2004 and
 $38,197 in 2003)                                          41,505         39,090
Loans, held for sale                                       26,471         10,393
Loans, net of allowance for credit losses of
 $6,389 in 2004 and $5,067 in 2003                        493,479        381,664
Premises and equipment, net                                 4,785          4,817
Other real estate owned                                       460            927
Bank-owned life insurance                                   5,349          5,123
Other assets                                                8,396          3,878
--------------------------------------------------------------------------------
          Total assets                                   $617,341       $476,865
================================================================================

Liabilities
Deposits:
   Non interest-bearing                                  $ 83,790       $ 77,173
   Interest-bearing                                       422,330        311,973
--------------------------------------------------------------------------------
          Total deposits                                  506,120        389,146
Securities sold under repurchase agreements
 and federal funds purchased and short-term
 FHLB advances                                             35,069         22,249
Federal Home Loan Bank advances - long-term                20,837         20,409
Subordinated debt to nonconsolidated
 subsidiary                                                10,310          6,186
Other liabilities                                           4,934          2,104
--------------------------------------------------------------------------------
          Total liabilities                               577,270        440,094
--------------------------------------------------------------------------------
Shareholders' Equity
Common stock, par value $1 per share:
 authorized 99,825,000 shares;
 issued 4,112,448 and 3,290,223 shares
 in 2004 and 2003, respectively                             4,112          3,290
Preferred stock, par value $1 per share:
 authorized 10,000,000 shares, none issued                      -              -
Additional paid-in capital                                 24,232         25,109
Retained earnings                                          11,539          7,965
Treasury stock, 282 and 8,246 shares
 in 2004 and 2003, respectively                                (4)         (147)
Accumulated other comprehensive income                        192            554
--------------------------------------------------------------------------------
          Total shareholders' equity                       40,071         36,771
--------------------------------------------------------------------------------
          Total liabilities and shareholders' equity     $617,341       $476,865
================================================================================

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
          For the Two Years and Five Quarters Ending December 31, 2004
                       (thousands, except per share data)

                                                   (Unaudited)
                                        ------------------------------- -------
                        For the Years                2004                 2003
                            Ended        ------------------------------- -------
                          December 31,
                       ----------------
                                          Fourth   Third  Second   First  Fourth
                          2004   2003    Quarter Quarter Quarter Quarter Quarter
                       ----------------  ------- ------- ------- ------- -------
Interest and fee income:
Loans                   $25,298 $20,639   $7,316  $6,562  $5,869  $5,551  $5,338
Loans held for sale       1,432      44      446     432     344     210      44
Investment securities     1,675   2,040      398     434     418     425     470
Deposits with banks         201     102       83      64      32      22      37
Federal funds sold          101     112       42      19      24      16      14
--------------------------------------------------------------------------------
Total interest
 and fee income          28,707  22,937    8,285   7,511   6,687   6,224   5,903
--------------------------------------------------------------------------------
Interest expense:
Deposits                  6,462   5,346    1,961   1,698   1,486   1,317   1,258
Other borrowings            942     326      305     274     202     161     126
FHLB advances-long term   1,023   1,023      255     258     255     255     254
--------------------------------------------------------------------------------

 Total interest expense   8,427   6,695    2,521   2,230   1,943   1,733   1,638
--------------------------------------------------------------------------------
Net interest income      20,280  16,242    5,764   5,281   4,744   4,491   4,265
Provision for
 credit losses            1,450   1,000      255     320     415     460     210
--------------------------------------------------------------------------------
Net interest income
 after the provision
 for credit losses       18,830  15,242    5,509   4,961   4,329   4,031   4,055
--------------------------------------------------------------------------------
Noninterest income
Trust Fees                  442     398      118     110     106     108     105
Service charges on
 deposit accounts         1,598   1,572      384     423     399     392     376
Gains on sale of
 mortgages loans, net     1,079     776      349     255     333     142     106
Gain on sale of OREO         91       0        0       0       0      91       0
Other income                890     635      240     241     204     205     191
--------------------------------------------------------------------------------
Total noninterest income  4,100   3,381    1,091   1,029   1,042     938     778
--------------------------------------------------------------------------------
Noninterest expense
Salaries and
 employee benefits        8,362   6,693    2,262   2,139   2,052   1,909   1,764
Occupancy and
 equipment expense        1,963   1,719      584     473     459     447     454
Data processing expense   1,049     908      257     267     266     259     234
Other operating expense   2,880   2,335      732     813     691     644     586
--------------------------------------------------------------------------------
Total noninterest
 expense                 14,254  11,655    3,835   3,692   3,468   3,259   3,038
--------------------------------------------------------------------------------
Income before
 income taxes             8,676   6,968    2,765   2,298   1,903   1,710   1,795
Income tax expense        2,940   2,324      990     754     626     570     603
--------------------------------------------------------------------------------
Net Income              $ 5,736 $ 4,644   $1,775  $1,544  $1,277  $1,140  $1,192
================================================================================
Net income per share:(a)
Basic                    $1.396  $1.132    $.432   $.375   $.311   $.278   $.291
Fully Diluted            $1.363  $1.111    $.420   $.367   $.303   $.271   $.284

Average shares:(a)
Basic Shares              4,109   4,103    4,112   4,113   4,109   4,103   4,103
Fully Diluted Shares      4,209   4,181    4,225   4,204   4,214   4,203   4,103

(a) share and per share amounts have been restated to reflect the effect of a 5-for-4 stock split in December 2004

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
         SELECTED FINANCIAL CONDITION HIGHLIGHTS - FIVE-YEAR COMPARISON
                       (thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES               2004     2003     2002     2001     2000
--------------------------------------------------------------------------------
 Assets                             $557,474 $443,502 $396,836 $364,077 $314,461
 Loans held for sale                  27,209      939        -        -        -
 Loans - net of unearned income      441,421  356,006  307,285  265,189  231,760
 Securities                           40,703   44,015   55,692   64,299   59,938
 Other interest-earning assets        22,383   22,137   13,426   17,178    7,353
 Total interest-earning assets       531,716  422,158  376,403  346,161  298,406
 Interest-bearing deposits           371,877  300,045  271,563  256,852  220,651
 Borrowed funds                       67,353   40,158   34,341   30,731   25,053
 Total interest-bearing liabilities  439,230  340,203  305,904  287,583  245,704
 Noninterest-bearing deposits         76,593   65,403   55,250   43,356   39,905
 Total deposits                      448,470  365,448  326,813  300,208  260,556
 Shareholders' equity                 38,126   35,740   33,398   30,532   26,439
 Loan to deposit ratio-average           98%      97%      94%      88%      89%
--------------------------------------------------------------------------------
SELECTED FINANCIAL DATA AT YEAR-END     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------
 Assets                             $617,341 $476,865 $437,598 $376,183 $344,096
 Interest-earning assets             593,035  449,025  394,756  352,089  323,138
 Loans held for sale                  26,471   10,393        -        -        -
 Loans - net of unearned income      499,868  386,731  336,775  284,623  250,436
 Deposits                            506,120  389,146  363,044  309,623  291,856
 Loan to deposit ratio                   99%      99%      93%      92%      86%
 Interest-bearing libilities         488,546  360,817  337,213  291,550  265,230
 Shareholders' equity                 40,071   36,771   34,756   32,071   28,656
 Shareholders' equity to
  total assets                         6.49%    7.71%    7.94%    8.53%    8.33%
 Dividend payout ratio                38.53%   45.00%   44.32%   41.95%   35.95%
 Risk-based capital ratios:
   Tier 1 capital to
    risk-based assets                 10.05%   10.60%    9.99%   10.77%   11.31%
   Total capital to risk-
    based assets                      11.30%   11.85%   11.24%   12.02%   12.56%
--------------------------------------------------------------------------------
CREDIT QUALITY DATA                     2004     2003     2002     2001     2000
--------------------------------------------------------------------------------
 Nonperforming assets                 $  998   $1,525   $2,114   $  587   $  694
 Nonperforming loans                     538      598    1,997      587      694
 Net loan losses                         128      306      203      148      170
 Allowance for loan losses             6,389    5,067    4,373    3,826    3,369
 Nonperforming loans to
  loans                                0.11%    0.15%    0.59%    0.21%    0.28%
 Nonperforming assets to loans
  and other real estate owned          0.20%    0.39%    0.63%    0.21%    0.28%
 Net loan losses to average loans 0.03% 0.09% 0.07% 0.06% 0.07% Allowance for credit
  losses to total loans                1.28%    1.31%    1.30%    1.34%    1.35%
--------------------------------------------------------------------------------
PER SHARE DATA AT YEAR-END (a)          2004     2003     2002     2001     2000
--------------------------------------------------------------------------------
   Book value                         $ 9.74   $ 8.96   $ 8.47   $ 7.86   $ 7.03
   Common stock closing
    price (Nasdaq)                    $27.05   $23.20   $15.25   $14.84   $12.73
   Common shares
    outstanding (000s)                 4,112    4,103    4,101    4,079    4,076

(a) Note - share and per share amounts adjusted for a 5-for-4 stock dividend distributed on December 20, 2004 and two ten-percent stock dividends distributed in February 2003 and May 2001.

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
              SELECTED OPERATING HIGHLIGHTS - FIVE-YEAR COMPARISON
                       (thousands, except per share data)
                                   (Unaudited)

--------------------------------------------------------------------------------
SUMMARY OF OPERATIONS                       2004    2003    2002    2001    2000
--------------------------------------------------------------------------------
 Interest income - taxable equivalent    $28,947 $23,221 $23,824 $27,016 $26,352
 Interest expense                          8,427   6,695   8,402  12,734  12,110
--------------------------------------------------------------------------------
 Net interest income-taxable equivalent   20,520  16,526  15,422  14,282  14,242
 Taxable equivalent adjustment              (240)   (284)   (312)   (312)  (305)
--------------------------------------------------------------------------------
 Net interest income                      20,280  16,242  15,110  13,970  13,937
 Provision for credit losses               1,450   1,000     750     605     745
--------------------------------------------------------------------------------
 Net interest income after
  provision for credit losses             18,830  15,242  14,360  13,365  13,192
--------------------------------------------------------------------------------
 Noninterest income
    Trust fees                               442     398     353     317     291
    Service charges on deposits            1,598   1,572   1,576   1,302   1,281
    Gains on sale of loans, net            1,079     776     612     443     213
    Other income                             981     635     469     471     464
    Gains on sale of securities                -       -       -      13       -
--------------------------------------------------------------------------------
 Total noninterest income                  4,100   3,381   3,010   2,546   2,249
--------------------------------------------------------------------------------
    Personnel expense                      8,362   6,693   6,008   4,974   4,839
    Occupancy and equipment expense        1,963   1,719   1,619   1,335   1,310
    Data processing expense                1,049     908     805     985     904
    Other expense                          2,880   2,335   2,290   2,138   2,018
--------------------------------------------------------------------------------
 Total noninterest expense                14,254  11,655  10,722   9,432   9,071
--------------------------------------------------------------------------------
 Income before income taxes                8,676   6,968   6,648   6,479   6,370
 Income tax expense                        2,940   2,324   2,140   2,121   2,078
--------------------------------------------------------------------------------
 Net income                              $ 5,736 $ 4,644 $ 4,508 $ 4,358 $ 4,292
================================================================================
 NET INCOME PER SHARE: (a)
   Basic                                   $1.40   $1.13   $1.10   $1.07   $1.05
   Diluted                                 $1.36   $1.11   $1.08   $1.05   $1.03
 Cash dividends paid per share             $0.52   $0.51   $0.49   $0.45   $0.38
 Average shares outstanding(000s):
  Basic                                    4,109   4,103   4,100   4,068   4,090
  Diluted                                  4,209   4,181   4,160   4,140   4.156

 PERFORMANCE RATIOS (averages)
 Net yield on interest-earning
  assets (net interest margin)             3.86%   3.91%   4.10%   4.13%   4.77%
 Return on average assets                  1.03%   1.05%   1.14%   1.20%   1.36%
 Return on average equity                 15.04%  12.99%  13.50%  14.27%  16.23%
 Efficiency ratio                         58.47%  59.40%  59.17%  57.11%  56.04%

(a) Share and per share amounts have been restated for a 5-for-4 stock split distributed December 20, 2004 for two ten-percent stock dividends distributed in February 2003 and in May 2001.

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
                     SELECTED QUARTERLY DATA - 2004 AND 2003
                       (thousands, except per share data)
                                   (Unaudited)
                      Condensed Quarterly Income Statements

The following is a summary of unaudited quarterly results for 2004 and 2003.

                                   2004                         2003
--------------------------------------------------------------------------------
                        Fourth  Third Second  First  Fourth  Third Second  First
--------------------------------------------------------------------------------
Net interest income     $5,764 $5,281 $4,744 $4,491  $4,265 $3,989 $4,044 $3,944
Provision for credit
 losses                    255    320    415    460     210    255    265    270
--------------------------------------------------------------------------------
Net interest income
 after provision for
 credit losses           5,509  4,961  4,329  4,031   4,055  3,734  3,779  3,674
Non-interest income      1,091  1,029  1,042    938     778    943    869    791
Non-interest expense     3,835  3,692  3,468  3,259   3,038  2,868  2,882  2,867
--------------------------------------------------------------------------------
Income before income
 taxes                   2,765  2,298  1,903  1,710   1,795  1,809  1,766  1,598
Income tax expense         990    754    626    570     603    597    603    521
--------------------------------------------------------------------------------
Net income              $1,775 $1,544 $1,277 $1,140  $1,192 $1,212 $1,163 $1,077
================================================================================

Per Share:(a)
 Net income - Basic      $.432  $.375  $.311  $.278   $.291  $.295  $.284  $.263
 Net income - Diluted    $.420  $.367  $.303  $.271   $.284  $.290  $.278  $.258
 Dividends               $.132  $.132  $.132  $.128   $.128  $.128  $.128  $.124
Average shares (000s):
 Basic                  4,112  4,113  4,109  4,103   4,103  4,103  4,101  4,101
 Diluted                4,225  4,204  4,214  4,203   4,194  4,183  4,178  4,171

(a) Share and per share amounts have been adjusted for a 5-for-4 stock split in December 2004 and a 10% stock dividend distributed in February 2003. The summation of quarterly earnings per share may not agree with annual earnings per share.

                    QUARTERLY MARKET VALUES OF COMMON SHARES

The Company's common stock was sold in an initial public offering on April 10, 1990. It is traded in the over-the-counter market and is quoted on the Nasdaq National Market under the symbol SAVB. The quarterly high, low and closing stock trading prices for 2004 and 2003 are listed below. There were approximately 630 holders of record of Company Common Stock and, according to information available to the Company, approximately 710 additional shareholders in street name through brokerage accounts at December 31, 2004. The per share amounts have been restated to reflect the effect of a 5-for-4 stock split distributed December 20, 2004 and a ten-percent stock dividend distributed February 24, 2003.

                                    2004                         2003
----------------------- --------------------------------------------------------
Closing Market
 Prices                 Fourth  Third Second  First  Fourth  Third  Second First
----------------------- --------------------------------------------------------
  High                  $27.60 $22.60 $22.80 $22.44  $23.20 $20.00 $19.19 $19.20
  Low                    22.16  20.14  21.32  21.04   19.36  19.04  17.07  15.18
  Close                  27.05  22.16  22.60  21.78   23.20  19.98  19.19  18.24

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
         AVERAGE BALANCE SHEET AND RATE/VOLUME ANALYSIS - 2004 AND 2003

   The following table presents average balances of the Company and the Subsidiary Banks on a consolidated basis, the taxable-equivalent interest earned and the rate paid thereon during 2004 and 2003.

                                                                Taxable
                                                               Equivalent-              (a) Variance
Average Balance   Average Rate                                 Interest (b)            Attributable to
----------------- ------------                               -------------            -----------------

    2004     2003  2004  2003                                 2004    2003  Variance    Rate     Volume
-------- --------  ----  ----                              ------- -------  ------    -------   -------
($ in thousands)     (%)                                     ($ in thousands)
                               ASSETS
$ 14,418 $ 10,483  1.39  0.97  Interest-bearing deposits    $  201  $  102   $  99        $44       $55
  35,010   36,952  3.98  4.55  Investments - taxable         1,393   1,681    (288)      (211)      (77)
   5,693    7,063  9.17  8.99  Investments - non-taxable       522     635    (113)        13      (126)
   7,965   10,715  1.27  1.05  Federal funds sold              101     112     (11)        24       (35)
  27,209      939  5.26  4.15  Loans held for sale           1,432      39   1,393         10     1,383
 441,421  356,006  5.73  5.80  Loans (c)                    25,298  20,644   4,654       (241)    4,895
-------- --------                                           ------  ------   ------
 531,716  422,158  5.44  5.50  Total int-earning assets     28,947  23,213   5,734       (230)    5,964
                                                            ------  ------   ------      -----    ------
  25,758   21,344              Non-earning assets
-------- --------
$557,474 $443,502              Total assets
======== ========

                              LIABILITIES AND EQUITY
                              Deposits
$ 85,824 $ 75,952  0.36  0.37  NOW accounts                    306     280      26         (9)       35
  18,828   15,626  0.50  0.61  Savings accounts                 94      96      (2)       (18)       16
  76,748   66,472  1.15  1.16  Money market accounts           879     773     106        (12)      118
  64,278   63,246  2.76  3.00  CDs, $100M or more            1,775   1,897    (122)      (150)       28
  48,798        0  2.83     0  CDs, Brokers                  1,381       0   1,381          0     1,381
  77,401   79,059  2.62  2.91  Other time deposits           2,027   2,300    (273)      (230)      (43)
-------- --------                                           ------  ------   ------
 371,877  300,355  1.74  1.78  Total int-bearing deposits    6,462   5,346   1,116       (127)    1,243
  20,837   20,517  4.91  4.99  FHLB advances - LT            1,023   1,023       0        (16)       16
  39,061   17,738  1.57  1.46  Other borrowings                614     259     355         20       335
   7,455    1,593  4.40  4.21  Trust preferred debt            328      67     261          3       258
-------- --------  ----  ----                               ------  ------   -----
 439,230  340,203  1.92  1.97  Total int-bearing liabilities 8,427   6,695   1,732       (168)    1,900
-------- --------  ----  ----                               ------  ------   -----     -------    ------
  76,593   65,403              Non-int bearing deposits
   3,525    2,156              Other liabilities
  38,126   35,740              Shareholders' equity
-------- --------
$557,474 $443,502              Liabilities and equity
======== ========
                   3.53  3.53  Interest rate spread
                   ====  ====
                               Net interest income         $20,520 $16,518  $4,002       $(62)   $4,064
                                                           ======= =======  ======     =======  =======
                   3.86  3.91  Net interest margin
                   ====  ====
 $92,486  $81,955              Net earning assets
======== ========
                               Average deposits and
$448,470 $365,758  1.44  1.46   average cost of deposits
======== ========  ====  ====
    98 %     97 %              Average loan to deposit ratio
======== ========

(a) This table shows the changes in interest income and interest expense for the comparative periods based on either changes in average volume or changes in average rates for interest-earning assets and interest-bearing liabilities. Changes which are not solely due to rate changes or solely due to volume changes are attributed to volume.
(b) The taxable equivalent adjustment results from tax exempt income less non-deductible TEFRA interest expense.
(c) Average nonaccruing loans have been excluded from total average loans as a non interest-earning asset.

                   THE SAVANNAH BANCORP, INC. AND SUBSIDIARIES
             REGULATORY CAPITAL RATIOS AT DECEMBER 31, 2004 AND 2003

The primary banking regulators of The Savannah Bancorp, Inc. and Subsidiary Banks have adopted capital requirements that specify the minimum level for which no prompt corrective action is required. In addition, the Federal Deposit Insurance Corporation (FDIC) has adopted FDIC insurance assessment rates based on certain "well-capitalized" risk-based and equity capital ratios. Failure to meet minimum capital requirements can result in the initiation of certain actions by the regulators that, if undertaken, could have a material effect on the Company's and the Subsidiary Banks' financial statements. The following tables show the capital ratios for the Company and the Subsidiary Banks at December 31, 2004 and 2003:

($ in thousands)                  Company        Savannah Bank      Bryan Bank
--------------------------------------------------------------------------------
                               2004     2003     2004     2003     2004     2003
--------------------------------------------------------------------------------
Qualifying Capital
------------------
Tier 1 capital              $50,003  $42,217  $34,623  $24,754  $11,860  $10,953
Total capital                56,226   47,128   39,302   28,208   13,389   12,400

Leverage Ratios
---------------
Tier 1 capital to
 average assets               8.25%    9.02%    7.56%    7.24%    8.08%    8.74%

Risk-based Ratios
-----------------
Tier 1 capital to
 risk-weighted
 assets                      10.05%   10.60%    9.25%    8.79%    9.70%    9.46%
Total capital to
 risk-weighted
 assets                      11.30%   11.85%   10.50%   10.04%   10.95%   10.71%

Following are the regulatory capital ratios minimum ratio and the minimum ratios to be classified as a well-capitalized holding company or bank:
       -------------------------------------------------------------------------
                                                              Well-
       Capital Ratios:                                   Minimum     Capitalized
       -------------------------------------------------------------------------
       Tier 1 capital to average assets                    4.00%           5.00%
       Tier 1 capital to risk-weighted assets              4.00%           6.00%
       Total capital to risk-weighted assets               8.00%          10.00%



SOURCE: The Savannah Bancorp